_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2005



                   BEAR STEARNS ASSET BACKED SECURITIES I LLC.
              ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                        333-113636               200842986
-------------------      --------------------------      -------------------
(STATE OR OTHER            (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NO.)
INCORPORATION)


 383 Madison Avenue
 New York, New York                                            10179
---------------------                                     ----------------
(ADDRESS OF PRINCIPAL                                         (ZIP CODE)
  EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000

_______________________________________________________________________

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                 BEAR STEARNS ASSET BACKED SECURITIES I LLC


                                 By: /s/ Baron Silverstein
                                     --------------------------
                                 Name:   Baron Silverstein
                                 Title:  Vice President

Dated:   May 13, 2005

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-113636, as noted below:


                                 Item 601(a) of
                             Regulation S-K Exhibit
      Exhibit Number                  No.                  Sequentially Numbered Description                   Page
-----------------------     ------------------------       ------------------------------------                ------
            1                         5.1                  Opinion of Greenberg Traurig, LLP with                4
                                                           respect to legality

                                      8.1                  Opinion of Greenberg Traurig, LLP with                4
                                                           respect to federal income tax matters
                                                           (contained in Exhibit 5.1)

                                      23.1                 Consent of Greenberg Traurig, LLP                     4
                                                           (contained in Exhibit 5.1)